SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: January 3, 2005

                           LIFELINE THERAPEUTICS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Colorado                          000-30489                     84-1097796
---------------                     -----------              -------------------
(State or other                     (Commission                  (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)

             6400 South Fiddler's Green Circle, Englewood, CO 80111
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (720) 488-1711

--------------------------------------------------------------------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

     On December 30, 2004, the Board of Directors of Lifeline Therapeutics, Inc. ("Lifeline" or the "Company") informed Michael Johnson & Co., LLC that it has dismissed Michael Johnson & Co., LLC as the Company's independent registered public accounting firm effective immediately.

     On December 30, 2004, the Board of Directors informed Gordon, Banks & Hughes, LLP, certified public accountants, that such firm was appointed as the Company's independent registered public accounting firm effective immediately. The Company has authorized Michael Johnson & Co., LLC to respond fully to inquiries by our new auditors in connection with the retention of the new auditors.

     Michael Johnson & Co's reports on the Company's financial statements for the fiscal years ended December 31, 2002 and December 31, 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle, except for the matter discussed in the next sentence. There was an explanatory paragraph in Michael Johnson & Co.'s report on the Company's financial statements included in the Form 10-KSB for the years ended December 31, 2002 and December 31, 2003, both of which indicated that the accompanying financial statements had been prepared assuming that the Company will continue as a going concern, and Michael Johnson & Co. indicated that for both fiscal years conditions exist that raise substantial doubt about the Company's ability to continue as a going concern.

     In connection with the audits of the Company's financial statements for each of the last two fiscal years ended December 31, 2002 and December 31, 2003, and as of December 30, 2004, there were no disagreements between the Company and Michael Johnson & Co. on any matter of accounting principles or practices, consolidated financial statement disclosures, or auditing scope and procedures, which, if not resolved to the satisfaction of Michael Johnson & Co., would have caused them to make reference thereto in connection with their report on the financial statements.

     During the Company's past two fiscal years and through December 30, 2004, we did not consult Gordon, Banks & Hughes, LLP regarding the application of accounting principles to a specific transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matter or reportable event that would be required to be reported in this Form 8-K.

     We have provided to Michael Johnson & Co. a copy of these disclosures and have requested that Michael Johnson & Co. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Michael Johnson & Co. agrees with the statements by the Company in this report. Michael Johnson & Co.'s letter is attached as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

The following exhibits are included with this filing.


16.1 Letter of Michael Johnson & Co., LLC dated January 3, 2005 regarding the change in certifying accountants.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 3, 2005

                                   LIFELINE THERAPEUTICS, INC.


                                   By: /s/ William J. Driscoll
                                       -----------------------------------------
                                       William J. Driscoll, CEO/President